      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 12, 1998

                                                      REGISTRATION NO. 333-46973
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                 POST-EFFECTIVE
                                AMENDMENT NO. 1
                                       TO

                                    FORM S-2
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                         THE SPORTS CLUB COMPANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                       DELAWARE                                              95-4479735
   (STATE OR OTHER JURISDICTION OF INCORPORATION OR             (I.R.S. EMPLOYER IDENTIFICATION NO.)
                     ORGANIZATION)

                      11100 SANTA MONICA BLVD., SUITE 300
                         LOS ANGELES, CALIFORNIA 90025
                                  310-479-5200
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                D. MICHAEL TALLA
                             CHAIRMAN OF THE BOARD
                         THE SPORTS CLUB COMPANY, INC.
                      11100 SANTA MONICA BLVD., SUITE 300
                         LOS ANGELES, CALIFORNIA 90025
                                  310-479-5200
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

                JOSEPH P. BARTLETT, ESQ.                                   GLENN D. SMITH, ESQ.
         KINSELLA BOESCH FUJIKAWA & TOWLE, LLP                        STROOCK & STROOCK & LAVAN LLP
          1901 AVENUE OF THE STARS, 7TH FLOOR                       2029 CENTURY PARK EAST, SUITE 1800
             LOS ANGELES, CALIFORNIA 90067                            LOS ANGELES, CALIFORNIA 90067
                     (310) 201-2000                                           (310) 556-5800

================================================================================

Deregistration of Shares
------------------------


     The Registrant hereby deregisters 300,000 shares of Common Stock previously registered hereunder.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-2 and has duly caused this amendment to registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Los Angeles, State of California, on June 10, 1998.

                                          THE SPORTS CLUB COMPANY, INC.

                                          By: /s/ D. MICHAEL TALLA
                                            ------------------------------------
                                            D. Michael Talla
                                            Chairman of the Board
                                            Chief Executive Officer
                                            (Duly Authorized Representative)


     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                    TITLE                         DATE
                  ---------                                    -----                         ----

/s/ D. MICHAEL TALLA                             Chairman of the Board                  June 10, 1998
---------------------------------------------    Chief Executive Officer
D. Michael Talla                                 (Principal Executive Officer)

*                                                President, Chief Operating             June 10, 1998
---------------------------------------------    Officer and a Director
John M. Gibbons

*                                                Executive Vice President,              June 10, 1998
---------------------------------------------    Secretary and a Director
Nanette Pattee Francini

*                                                Chief Financial Officer                June 10, 1998
---------------------------------------------    (Principal Financial and
Timothy M. O'Brien                               Accounting Officer)

*                                                Vice Chairman of the Board             June 10, 1998
---------------------------------------------
Rex A. Licklider

                                                 Director                               June 10, 1998
---------------------------------------------
Andrew L. Turner

*                                                Director                               June 10, 1998
---------------------------------------------
Dennison Veru

*                                                Director                               June 10, 1998
---------------------------------------------
Brian J. Collins


*By: /s/ D. MICHAEL TALLA
-------------------------------------------
     D. Michael Talla
     (Attorney in Fact)
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